 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 6, 2007

NATIONAL REALTY AND MORTGAGE, INC.
(Exact name of registrant as specified in charter)

Nevada	000-27159	65-0439467
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization) Identification No.)

Daqing Hi-Tech Industry Development Zone
Daqing, Heilongjiang, Post Code 163316
People’s Republic of China
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 86-459-604-6043

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

National Realty and Mortgage, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K originally filed with the SEC on June 12, 2007 (the “Original Filing”). This Current Report on Form 8-K/A is being filed solely for the purposes of disclosing Item 5.03 below.

Except as noted above there have been no other changes to the Original Filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2007, concurrent with the reverse merger of WTL into National Realty and Mortgage, Inc. (the “Company”), the Company adopted the fiscal year end of Daqing Sunway Technology Co., Ltd., thereby changing its fiscal year end from September 30 to December 31. The new fiscal period will be reflected in the Company’s next Form 10-QSB for the quarter ending September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL REALTY AND MORTGAGE, INC.

Date: January 25, 2008	By: /s/ Bo Liu
Name: Bo Liu
President, Chief Executive Officer